                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          ULTRA PETROLEUM CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                             ULTRA PETROLEUM CORP.
                    16801 Greenspoint Park Drive, Suite 370
                             Houston, Texas  77060

                   Notice of Annual Meeting of Shareholders
                          to be held on June 12, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of the shareholders of Ultra Petroleum Corp. ("Ultra" or the "Corporation") will be held at The Houston Marriott North Hotel at Greenspoint, 255 N. Sam Houston Parkway East, Houston Texas, on Tuesday, the 12th day of June, 2001 at 10:00 o'clock in the morning (Houston time) for the following purposes:

1. To receive the financial statements of the Corporation for the year ended December 31, 2000, together with the auditors' report thereon;

2.   To elect the board of directors of the Corporation;

3. To reappoint KPMG LLP as the independent auditor of the Corporation for the fiscal year ending December 31, 2001 and to authorize the directors to fix the auditors' remuneration; and

4. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

     The specific details of the matters proposed to be put before the Meeting are set forth in the Proxy Statement accompanying and forming part of this Notice.

     Shareholders of Ultra are requested to date and sign the enclosed Proxy even if you plan to attend the meeting and mail it to or deposit with the Corporation's transfer agent, Computershare Trust Company of Canada, 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9. In order to be valid and acted upon at the meeting, forms of proxy must be received at the aforesaid address by 9:00 o'clock in the morning on June 8, 2001.

     The Board of Directors of Ultra has fixed the record date for the Meeting at the close of business on May 3, 2001 (the "Record Date"). Only shareholders of Ultra of record as at that date are entitled to receive notice of the Meeting. Shareholders of record will be entitled to vote those shares owned by them as of the Record Date.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Michael D. Watford
                                        Chief Executive Officer


April 27, 2001

                             ULTRA PETROLEUM CORP.

                           MANAGEMENT PROXY CIRCULAR

                This information is given as of April 27, 2001


                              GENERAL INFORMATION
                              -------------------

                            SOLICITATION OF PROXIES

This Management Proxy Circular is furnished in connection with the solicitation of proxies by the management of ULTRA PETROLEUM CORP. (the "Corporation") for use at the Annual Meeting (the "Meeting") of the shareholders of the Corporation, to be held at the time and place and for the purposes set forth in the accompanying Notice of Meeting and at any adjournment thereof.

The contents and the sending of this Management Proxy Circular have been approved by the Directors of the Corporation.

Persons or Companies Making The Solicitation
--------------------------------------------

The enclosed instrument of proxy is solicited by management. Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Corporation. The Corporation may reimburse shareholders' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining authorization from their principals to execute the instrument of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies by management will be borne by the Corporation. None of the directors of the Corporation have advised management in writing that they intend to oppose any action intended to be taken by management as set forth in this Management Proxy Circular.

Appointment and Revocation of Proxies
-------------------------------------

The persons named in the accompanying instrument of proxy are directors or officers of the Corporation. A shareholder has the right to appoint a person to attend and act for him on his behalf at the Meeting other than the persons named in the enclosed instrument of proxy. To exercise this right, a shareholder shall strike out the names of the persons named in the instrument of proxy and insert the name of his nominee in the blank space provided, or complete another instrument of proxy.

The completed instrument of proxy must be dated and signed and the duly completed instrument of proxy must be deposited at the Corporation's transfer agent, Computershare Trust Company of Canada, 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, at least 48 hours before the time of the Meeting or any adjournment thereof, excluding Saturdays, Sundays and holidays.

The instrument of proxy must be signed by the shareholder or by his duly authorized attorney. If signed by a duly authorized attorney, the instrument of proxy must be accompanied by the original power of attorney or a notarially certified copy thereof. If the shareholder is a corporation, the instrument of proxy must be signed by a duly authorized attorney, officer, or corporate representative, and must be accompanied by the original power of attorney or document whereby the duly authorized officer or corporate representative derives his power, as the case may be, or a notarially certified copy thereof.

The Chairman of the Meeting has discretionary authority to accept proxies, which do not strictly conform to the foregoing requirements.

In addition to revocation in any other manner permitted by law, a shareholder may revoke a proxy either by (a) signing a proxy bearing a later date and depositing it at the place and within the time aforesaid, or (b) signing and dating a written notice of revocation (in the same manner as the instrument of proxy is required to be executed as set out in the notes to the instrument of proxy) and depositing it either at the place and within the time aforesaid or with the Chairman of the Meeting on the day of the Meeting or on the day of any adjournment thereof, or (c) registering with the scrutineer at the Meeting as a shareholder present in person, whereupon such proxy shall be deemed to have been revoked.

Voting of Shares and Exercise of Discretion of Proxies
------------------------------------------------------

On any poll, the persons named in the enclosed instrument of proxy will vote the shares in respect of which they are appointed and, where directions are given by the shareholder in respect of voting for or against any resolution, will do so in accordance with such direction.

In the absence of any direction in the enclosed instrument of proxy, it is intended that such shares will be voted in favor of each of the proposals referred to in the instrument of proxy. The enclosed instrument of proxy, when properly signed, confers discretionary authority with respect to amendments or variations to any matters, which may properly be brought before the Meeting. At the date of this Management Proxy Circular, management of the Corporation is not aware of any such amendments, variations or other matters to be presented for action at the Meeting. However, if any other matters which are not now known to the management should properly come before the Meeting, the proxies hereby solicited will be voted on such matters in accordance with the best judgement of the nominee.

Voting of Common Shares - Advice to Beneficial Holders of Securities
--------------------------------------------------------------------

The information set forth in this section is of significant importance to many shareholders, as a substantial number of the shareholders do not hold common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this Management Proxy Circular as "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of the Corporation as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the Beneficial Shareholder's name on the records of the Corporation. Such shares will more likely be registered under the name of the Beneficial Shareholder's broker or an agent of that broker. Shares held by brokers or their nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, brokers and nominees are generally prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries and brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary and broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders; however, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Independent Investor Communications Corporation ("IICC") in Canada and ADP Investor Communication Services ("ADP") in the United Sates. IICC and ADP typically apply a special sticker to the proxy forms, mail those forms to the Beneficial Shareholders and ask Beneficial Shareholders to return the proxy forms to IICC for Canada and ADP for the United States. IICC and ADP then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Shareholder receiving a proxy with an IICC or ADP sticker on it cannot use that proxy to vote shares directly at the Meeting, rather the proxy must be returned to IICC or ADP well in advance of the Meeting in order to have the shares voted.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

On May 3, 2001, 72,776,418 Common Shares without par value were issued and outstanding, each share carrying the right to one vote. At a general meeting of the Corporation, on a show of hands, every shareholder present in person shall have one vote and, on a poll, every shareholder shall have one vote for each share of which he is the holder.

Only shareholders of record at the close of business on the 3rd day of May, 2001, who either personally attend the Meeting or who complete and deliver an instrument of proxy in the manner and subject to the provisions set out under the heading "Appointment and Revocation of Proxies", will be entitled to have his or her shares voted at the Meeting or any adjournment thereof.

To the knowledge of the directors and senior officers of the Corporation, only the following own, directly or indirectly, or exercise control or direction over, shares carrying more than l0% of the voting rights attached to all outstanding shares of the Corporation:


                                                                PERCENTAGE OF
                                                                  ISSUED AND
                                                             OUTSTANDING VOTING
        NAME OF SHAREHOLDER          NUMBER OF SHARES            SECURITIES
--------------------------------------------------------------------------------

Ultra Holdings, Inc.                    13,230,600                  18.2%
--------------------------------------------------------------------------------


Statement of Executive Compensation
-----------------------------------

Executive Officers of Ultra

For the purposes of this Proxy Circular:

"CEO" of Ultra means an individual who served as Chief Executive Officer of Ultra or acted in a similar capacity during the most recently completed financial year;

"executive officer" of Ultra means an individual who at any time during the most recently completed financial year was the Chairman or Vice-Chairman of the Board, where that person performed the function of such office on a full-time basis, the President, a Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of Ultra or any of its subsidiaries who performed a policy-making function in respect of Ultra whether or not the individual was also a director of Ultra or any of its subsidiaries; and

"Named Executive Officers" means:

     (a)  each CEO regardless of the amount of his compensation;

     (b) each of Ultra's four most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the most recently completed financial year and had total salary and bonuses of at least Cdn$100,000; and

     (c) any person who would be included under paragraph (b) but for the fact that he was not serving as an executive officer at the end of the most recently completed financial year.

Summary Compensation Table

The following table, presented in accordance with Form 40 of the Regulation made under the Securities Act (Ontario) (the "Regulation"), sets forth all annual and long-term compensation for services rendered in all capacities to Ultra (on a consolidated basis) for the 12 month period ended December 31, 2000, the six month fiscal period ended December 31, 1999, and for the fiscal year ended June 30, 1999. Ultra had no other executive officers whose total salary and bonuses (on an annualized basis) exceeded Cdn$100,000 during the fiscal period ended December 31, 2000 and the six-month fiscal period ended December 31, 1999 and the fiscal year-end June 30, 1999.



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Annual Compensation             Long-Term Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Awards
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Restricted
                                                                                  Securities Under      Shares or
Name and                           Period                                          Options/SARs       Restricted      All Other
Principal Position                 Ending          Salary            Bonus           Granted           Share Units    Compensation
                                                    (US$)            (US$)             (#)                 (#)            (US$)
-----------------------------------------------------------------------------------------------------------------------------------
Michael D. Watford              Dec, 31, 2000     $ 240,000        $ 240,000       $  250,000         $  125,000            Nil
Chairman of the Board, CEO      Dec, 31, 2000     $ 240,000/(1)/   $ 120,000       $    Nil           $    Nil           $ 80,000
& President                     June 30, 1999       240,000            Nil         $ 1,650,00         $  412,000            Nil
-----------------------------------------------------------------------------------------------------------------------------------
Charlotte Kauffman              Dec. 31, 2000     $ 100,000        $  75,000       $  100,000         $   50,000            Nil
Corporate Secretary and         Dec. 31, 1999     $ 100,000/(1)/   $  20,000       $  150,000              Nil              Nil
General Counsel                 June 30, 1999     $ 100,000            Nil              Nil                Nil              Nil
-----------------------------------------------------------------------------------------------------------------------------------
Stephen Kneller                 Dec. 31, 2000     $  99,000        $  90,000       $  100,000         $   50,000            Nil
VP Exploration                  Dec. 31, 2000     $  99,000/(1)/   $   9,900       $  150,000              Nil              Nil
                                June 30, 1999     $  99,000        $   Nil              Nil                Nil              Nil
-----------------------------------------------------------------------------------------------------------------------------------

(1) This represents an annual salary, even though the reporting period is six months.


Compensation of Directors

Directors who are not officers of Ultra are not currently paid any fees for their services as directors other than expenses for travel to the board meetings. During the year ended December 31, 2000 no compensation was paid or payable to directors or entities controlled by directors except for compensation paid to the Named Executive Officers as described above. Directors are also entitled to participate in Ultra's 2000 Stock Incentive Plan, and are entitled to automatic awards of options thereunder. As of December 31, 2000, options in respect of an aggregate of 320,000 Common Shares were outstanding in favor of current directors who are not officers of Ultra.

Long-term Incentive Plan ("LTIP") Awards

No LTIP awards were made to a Named Executive Officer during the most recently completed financial year.

Options and Stock Appreciation Rights ("SARs")
----------------------------------------------

      Option/SAR Grants During the Most Recently Completed Financial Year


------------------------------------------------------------------------------------------------------------------------------------
                                                      % of Total                                  Market Value of
                                                     Options/SARs                                 Securities Un-         Expiration
                             Securities Under         Granted to                                  derlying                   Date
                              Options/SARs           Employees in        Exercise or Base         Options/SARs on
Name                             Granted            Financial Year            Price               the Date of Grant
                                   (#)                                    (Cdn$/Security)         (Cdn$/Security)
------------------------------------------------------------------------------------------------------------------------------------
Michael D. Watford               250,000               20.4%                  $0.81                    $0.81               3/24/10
------------------------------------------------------------------------------------------------------------------------------------
Charlotte Kauffman               100,000                8.2%                  $1.79                    $1.79               6/05/10
------------------------------------------------------------------------------------------------------------------------------------
Stephen Kneller                  100,000                8.2%                  $1.79                    $1.79               6/05/10
------------------------------------------------------------------------------------------------------------------------------------

(1)  Exercise price is based on the previous day's closing price on the TSE.


Aggregated Option/SAR Exercises During The Most Recently Completed Financial
                 Year And Financial Year-End Option/SAR Values


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Unexercised             Value of Unexercised
                                                                                  Options/SARs at       in-the-Money Options/SARs at
                                                                                   Dec 31, 2000               Dec 31, 2000/(1)/
                                Securities Acquired        Aggregate Value
                                   on Exercise                Realized              Exercisable/                Exercisable/
Name                                                                               Unexercisable               Unexercisable
                                       (#)                      (US$)                   (#)                        (US$)
------------------------------------------------------------------------------------------------------------------------------------
Michael D. Watford                     Nil                      N/A               1,362,500/537,500         3,637,875/1,435,125
------------------------------------------------------------------------------------------------------------------------------------
Charlotte Kauffman                     Nil                      N/A                 200,000 /50,000             534,000/133,500
------------------------------------------------------------------------------------------------------------------------------------
Stephen Kneller                        Nil                      N/A                 200,000/ 50,000             534,000/133,500
------------------------------------------------------------------------------------------------------------------------------------

(1)  The closing price of the Ultra Shares on December 31, 2000 was US$2.67.


Change in Responsibilities and Employment Contracts

Ultra has an employment contract with Michael D. Watford, the Chairman, Chief Executive Officer and President. The contract provides for an initial term of three years commencing January 29, 1999 that will be automatically extended for successive one-year periods with a ninety day written notice for early termination. Ultra's Compensation Committee will annually review Mr. Watford's compensation and will recommend to the Board of Directors for approval the appropriate adjustments, if any. Such adjustments shall be based on performance and then current market conditions for comparable positions. An annual incentive award is recommended by the Compensation Committee and approved by the Board. Mr. Watford received stock options for common stock of Ultra, with an expiration period of ten years. The options will be vested over two years from January 29, 1999. The vesting will occur in four equal parts at six-month intervals. The contract also provides for a retention bonus of $250,000 for continued employment of two years. Subsequent to December 31, 1999, the board of directors of Ultra determined that in lieu of payment of such retention bonus, Ultra would issue Mr. Watford 471,698 Ultra Shares as performance shares pursuant to Ultra's 2000 Stock Incentive Plan, provided that Mr. Watford continues to be employed by Ultra as of January 29, 2001. In the event Mr. Watford is terminated prior to the end of his contract other than for just cause, a severance package comprising 50% of Mr. Watford's salary would be paid. Should Mr. Watford be terminated due to sale or merger of Ultra, 100% of his salary would be paid. The stock options at termination would vest according to the following schedule: (a) prior to six months of employment, he would receive one-fourth of the options; (b) for six months to a year of employment, he would receive the proportionate number of options equivalent to the number of months employed divided by 24 months; and (c) after one year, he would receive all the options.

Report on Executive Compensation

The compensation policy of Ultra for determining executive compensation is performance based and focuses on management's fundamental objective of maximizing long term shareholder value. The compensation practices are comprised of several components such as base salary and incentives which relate to specific accomplishments during the year which may be paid in cash and/or long term equity-based incentives in the form of stock options. To date, no specific formulae have been developed to assign specific weighting to each of these components. Ultra's compensation philosophy is to foster entrepreneurship at all levels of the organization by generating long term equity-based incentives, through the granting of stock options, which is a significant component of executive compensation assuming Ultra's Common Share price achieves good long term performance. The Compensation Committee uses third party compensation data to assist with salary determinations and to assist in assessing competitiveness. The Compensation Committee considers the amount and terms of outstanding options when determining whether and how many new option grants are to be made.

Base Salary

The Compensation Committee reviews and approves the salary ranges for Ultra's employees. Comparative data is accumulated from a number of external sources including independent consultants. The policy for determining salary for executive officers is consistent with the administration of salaries for all other employees. Base salaries for executives are determined by assessment of sustained performances and consideration of competitive compensation levels for the markets in which Ultra operates.

Long Term Compensation

Ultra has a broad-based employee stock option plan. The plan is designed to encourage stock ownership and entrepreneurship on the part of all employees and, in particular, all executive officers. The plan aligns the interests of executive officers with shareholders by linking a significant component of executive compensation to the long-term performance of Ultra Shares. Individual grants are determined by an assessment of an individual's current and expected future performance, level of responsibilities and the importance of his/her position with, and contribution to, Ultra. The executive officers who are most involved in the evolution of Ultra, be it through property acquisition, promotion or compliance, are the officers who are prioritized in terms of compensation. As such, Michael D. Watford is the officer who receives the greatest amount of compensation in terms of salary and option packages.

Performance Graph
-----------------

The following graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on its Common Shares with the cumulative total return of the Toronto Stock Exchange 300 Composite Index. For this purpose, the yearly percentage change in the Corporation's cumulative total shareholder return is calculated by dividing the difference between the price for the Corporation's shares at the end and the beginning of the "measurement period" by the price for the Corporation's Common Shares at the beginning of the measurement period. "Measurement period" means the period beginning at the market close on the last trading day before the beginning of the Corporation's fifth preceding financial year, through and including the end of the Corporation's most recently completed financial year.

                                    [GRAPH]

            12/31/95    12/31/96    12/31/97    12/31/98    12/31/99    12/31/00
--------------------------------------------------------------------------------
   Ultra         100         736        1539         403         258        1055
   TSE 300       100         126         142         137         178         189
--------------------------------------------------------------------------------

                              CORPORATE GOVERNANCE

Statement of Corporate Governance Practices
-------------------------------------------

This statement of corporate governance practices is made pursuant to the policies and guidelines (the "Guidelines") of the TSE. The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees, and the effectiveness and education of board members.

The Corporation's board of directors and senior management considers effective corporate governance to be central to the proper operation of the Corporation and the interests of its shareholders and other stakeholders. This disclosure statement has been prepared by the Corporate Governance Committee of the board and has been approved by the board of directors.

Mandate of the Board
--------------------

The board of directors has explicitly acknowledged responsibility for the management of the business and affairs of, and to act with a view to the best interests of, the Corporation. The mandate of the board to deal with this responsibility is expressed to include, among other matters:

     (a)  the adoption of a strategic planning process;

     (b) the identification on a regular basis of the principal risks of the Corporation's business and the establishment of appropriate systems to manage these risks;

     (c) the assessment of management performance, considering succession planning, and taking responsibility for appointing, training and monitoring senior management;

     (d) establishing a policy to facilitate communications with shareholders and others involved with the Corporation;

     (e) addressing the integrity of the Corporation's internal control and management information systems; and

     (f) considering, from time to time, matters that pertain to the Corporation operating in a foreign country or countries.

Board Composition and Independence from Management
--------------------------------------------------

The board believes that three of the four current directors and three of the five nominated directors are "unrelated directors" and that the remainder may be considered to be "related directors" within the meaning of the Guidelines. An "unrelated director" under the Guidelines is a director who is independent of management and free from any interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act other than interests arising from shareholding. In defining an "unrelated director", the Guidelines place emphasis on the ability of a director to exercise objective judgement.

In deciding whether a particular director was a "related director" or an "unrelated director" for purposes of the Guidelines, the board of directors examined the factual circumstances of each director and considered them in the context of other relevant factors. Its determination was made based solely with regard to the language of the Guidelines. The board also concluded that no director would be unable to be sensitive to potential conflicts of interest, to act objectively and to perform his duties in the best interests of the Corporation.

The board has considered the Guidelines' recommendations regarding additional structures or procedures to ensure the board of directors' independence from management and concluded that the existing state was sufficient. All directors are expected to exercise prudent business judgement at all times.

Mr. Watford serves as Chairman of the Board of Directors. The TSE Report states that the independence of a board is most simply assured by appointing a Chair who is not a member of management. The Board has considered the issue of an independent chair of the Board. In light of Mr. Watford's guidance in the successful development of the business of the Corporation, the Board considers him uniquely suited to fulfil the role of Chair at meetings of the Board of Directors.

The board has encouraged management to identify opportunities for the Corporation and expects to assess and respond to risks associated in cooperation with management. These expectations have been met to date.

Decisions Requiring Board Approval
----------------------------------

The board of directors does not have a formal policy setting out which matters must be brought by management to the board for approval. There is a clear understanding between management and the board that all transactions and other matters of a material nature should be presented for consideration and, if appropriate, approval by the board, including the hiring or termination of any member of senior management. It is recognized that, from time to time, it may be appropriate for an individual director, or group of them, to engage an outside advisor at the expense of the Corporation. Such engagement would be subject to the approval of the board of directors.

Board Committees
----------------

The board of directors has four committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Corporate Governance Committee. The committees and their mandates are outlined below:

     (i) Audit Committee: The Audit Committee is responsible for reviewing the scope and audit plan of the independent auditors' examinations of the Corporation's financial statements and receiving and reviewing the reports of the independent auditor. The Audit Committee also meets with the independent auditor, conducts internal audits and investigations, receives recommendations or suggestions for changes in accounting procedures and initiates or supervises any special investigations it may choose to undertake. The Audit Committee is comprised of Messrs. Nielson, Roe and Helton with Mr. Nielson acting as Chairman.

     (ii) Compensation Committee: The Compensation Committee is comprised of Messrs. Roe, Watford and Nielson, with Mr. Roe acting as its Chairman. The Compensation Committee makes recommendations to the Corporation's board of directors with respect to the nature and amount of all compensation of the Corporation's officers, including recommendations on the Corporation's 2000 Stock Incentive Plan.

     (iii) Nominating Committee: The Nominating Committee of the Corporation is comprised of Messrs. Helton, Nielson and Watford, with Mr. Helton acting as its Chairman. This committee determines nominees to the Board of Directors.

     (iv) Corporate Governance Committee: The Corporate Governance Committee is comprised of Messrs. Roe, Nielson and Helton, with Mr. Roe acting as Chairman. The Corporate Governance Committee is responsible for reviewing and determining corporate governance duties and procedures and, where necessary, making recommendations to the board of directors on changes to corporate governance policies and procedures.

Shareholder Relations and Feedback
----------------------------------

All inquiries from shareholders and the investment community are referred initially to the Corporation's Chief Executive Officer, who ensures that the Corporation provides a satisfactory reply to the inquiry. The Corporation believes that its communications are sufficient and responsive.

                    PARTICULARS OF MATTERS TO BE ACTED UPON
                    ---------------------------------------

                             ELECTION OF DIRECTORS

Each director of the Corporation is elected annually and holds office until the next Annual Meeting of the shareholders unless that person ceases to be a director before then. In the absence of instructions to the contrary, the shares represented by the enclosed instrument of proxy will, on a poll, be voted for the nominees herein listed. Management does not contemplate that any of the nominees set out below will be unable to serve as a director.

The following table sets out the names of the persons proposed by management to be nominated for election as directors, the positions and offices which they presently hold with the Corporation, their respective principal occupations and the number of shares of the Corporation which each beneficially owns, directly or indirectly, or over which control or direction is exercised as of the date of this Management Proxy Circular:

===============================================================================================================
                                                                                                Common Shares
                                                                                                Beneficially
                                                                                                   Owned or
     Name and Position               Principal Occupation               Director Since            Controlled
---------------------------------------------------------------------------------------------------------------

MICHAEL D. WATFORD            Former President, CEO and Director        January 29, 1999            661,101
Chairman  of the Board,       of Nuevo Energy Co., a public
CEO & Director                resource company; Consultant in
                              private business until Feb.  1999;
                              Chairman of the Board, Chief
                              Executive Officer and President of
                              the Corporation.

---------------------------------------------------------------------------------------------------------------

DR. WILLIAM C. HELTON         Medical Doctor; President of              August 12, 1994             378,329
Director                      Enterprise Exploration & Production
                              Inc., a private oil and gas
                              exploration and development company.

---------------------------------------------------------------------------------------------------------------

JAMES NIELSON                 Former Director, CEO and President        February 1, 2001             30,000
Director                      of Husky Oil until 1979.  Mr.
                              Nielson formed JN Oil and Gas, a
                              privately owned oil and gas
                              exploration company of which he was
                              President and CEO until the sale of
                              the company in 1992.  For the past
                              nine years Mr. Nielson has headed
                              Nielson & Associates of Cody,
                              Wyoming, an independent oil and gas
                              firm.
----------------------------------------------------------------------------------------------------------------

JAMES C. ROE                  Former board member of Pendaries          January 16, 2001            212,472
Director                      Petroleum Ltd. and a current board
                              member of the Corporation.  Mr. Roe
                              was Vice President/Owner of Delta-X
                              Corp., a high technology automation
                              system used in oil producing
                              operations.  Mr. Roe has been
                              retired since the sale of Delta-X
                              Corp. in 1992.
---------------------------------------------------------------------------------------------------------------

ROBERT E. RIGNEY              Mr. Rigney was the CEO and Chairman                                   800,174
                              of Pendaries Petroleum Ltd. since                     --
                              its inception in 1996.   Mr. Rigney
                              has been a diplomat, oil company
                              executive and consultant in Asia for
                              over 21 years and is currently a
                              consultant to the Corporation.
---------------------------------------------------------------------------------------------------------------

  The information as to shares beneficially owned or over which the above-named officers and directors exercise control or direction not being within the knowledge of the Corporation has been furnished by the respective officers and directors individually.

                            APPOINTMENT OF AUDITOR

  The Board of Directors of the Corporation is recommending the re-appointment of KPMG LLP, Chartered Accountants, to act as the Corporation's auditor in respect of the year ending December 31, 2001. KPMG LLP is the successor firm to KPMG Peat Marwick, Chartered Accountants, which firm was first appointed as the Corporation's auditor at the meeting of the shareholders held on December 19, 1996. At the meeting, shareholders will be asked to consider and, if thought fit, approve the re-appointment of KPMG LLP as auditor of the Corporation for the ensuing year. Unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of KPMG LLP, Chartered Accountants, as auditor of the Corporation, and to authorize the directors to fix their remuneration.

                 OTHER BUSINESS TO BE CONDUCTED AT THE MEETING

Receipt of the Consolidated Financial Statements and Auditors' Report
---------------------------------------------------------------------

At the Meeting, shareholders will receive and consider the consolidated financial statements of Ultra for the year ended December 31, 2000 and the auditors' report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken.

                                 OTHER MATTERS

Management knows of no amendment or other matters to come before the Meeting other than the matters referred to in the Notice of Annual Meeting. However, if any other matter properly comes before the Meeting, the accompanying proxy will be voted on such matter at the discretion of the person or persons voting the proxy.

All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Corporation and their relationship and transactions with the Corporation is based upon information received from the individual directors and officers.

THE CORPORATION HAS PROVIDED TO EACH PERSON WHOSE PROXY IS SOLICITED HEREBY A COPY OF THE CORPORATION'S 2000 ANNUAL REPORT WHICH INCLUDES A COPY OF ITS CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 2000.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Michael D. Watford
                                     Chief Executive Officer

Houston, Texas
April 27, 2001